EXHIBIT 10.24


                   SUPPLEMENTAL LEASE AGREEMENT


This Supplemental Lease Agreement is made and entered into this 20th day of September 2001 by and between:

                                Landlord
                       POLLOCK REALTY CORPORATION
                   c/o TIG Real Estate Services, Inc.
                          P. O. Box 802047
                       Dallas, Texas 75380-2047

                                  and

                                Tenant
                     Access Pharmaceuticals, Inc.
               2600 N. Stemmons Freeway, Suite 164-176
                         Dallas, TX 75207-2107

This Supplemental Lease Agreement shall modify the original Lease Agreement between Pollock Realty Corporation (Landlord), and Access Pharmaceuticals, Inc. (Tenant) dated on or about July 25, 1996 and amended on February 9, 2001 in which certain real estate and premises therein described and situated in the County of Dallas, City of Dallas and the State of Texas were demised and leased by Landlord to Tenant.

It is the sole intent of this Supplemental Lease Agreement to modify the Original Lease Agreement by the following provisions:

1. Landlord and Tenant hereby agree that effective September 15, 2001 The Premises shall include Suites 162-176 and the rentable square footage contained in the Premises is deemed to be 14,468 net rentable square feet and the rentable square footage of the Building is deemed to be 39,733 net rentable square feet and Tenant's proportionate share of the Building is 36.41%

2. Beginning on the September 15, 2001 the monthly base rental as referenced in Paragraph 2.A. of the original Lease Agreement shall be as follows:

    Dates            Base Rent
---------------     -----------
9/15/01-3/31/02      $10,836.38
4/1/02-9/30/02       $10,933.75
10/1/02-3/31/03      $12,116.95
4/1/03-3/31/04       $12,237.52
4/1/04-3/31/05       $12,358.08
4/1/05-3/31/06       $12,478.65


3. Landlord will provide $42,000.00 for the construction of the improvements to Suite 162. All improvements shall be performed according to Landlord's specifications and shall include all costs for architecture/space planning.

4. Landlord and Tenant hereby agree that the terms and provisions of this Agreement are subject to and conditioned upon receipt by Landlord of an executed Lease Agreement from Arena Pharmaceuticals, Inc. in a form acceptable to Landlord, with respect to the Demised Premises.

5. If during the term of this Lease, any of the immediately Adjacent Premises known as Suite 160 and Suite 180 (hereinafter referred to as the "Adjacent Premises"), shall become available for lease to third parties, and provided that Tenant is not in default hereunder and has not assigned this Lease or sublet the Premises (or part hereof), Tenant shall have the first right and option to lease the Adjacent Premises subject to the rights of other Tenants in the Building. When the Adjacent Premises becomes available, Landlord shall first offer in writing any such Adjacent Premises to Tenant upon the terms and conditions as would be offered by Landlord to third parties. If within ten (10) days after Landlord delivers Tenant such written offer, Landlord does not receive notice in writing that Tenant elects to lease the Adjacent Premises and within twenty (20) days thereafter Tenant does not execute an expansion agreement acceptable to Landlord then Tenant's right to lease the Adjacent Premises shall be waived and Tenant shall have no further rights pursuant to this Paragraph 5.

6. Landlord and Tenant represent each to the other that it has full right and authority to enter in to this Supplemental Lease Agreement.

Except as expressly provided herein all of the other terms and conditions of the Lease shall remain in effect and unchanged.

SIGNED BY THE LANDLORD, this  20th day of September, 2001.


POLLOCK REALTY CORPORATION

BY:           /s/ Richard R. Pollock
              ----------------------
PRINTED NAME: Richard R. Pollock
TITLE:        Vice President
ADDRESS: C/O  TIG REAL ESTATE SERVICES, INC.
              P.O. BOX 802047
              DALLAS, TEXAS 75280-2047
PHONE:        972-661-0232
FAX:          972-661-0235


SIGNED BY TENANT, this 18th day of September, 2001.

ACCESS PHARMACEUTICALS, INC.

BY:           /s/ Kerry P. Gray
              -------------------
PRINTED NAME: Kerry P. Gray
TITLE:        President and CEO
ADDRESS:      2600 STEMMONS FREEWAY
              SUITE 176
              DALLAS, TEXAS 75204-2107
PHONE:        214-905-5100
FAX:          214-905-5101